EXHIBIT 32.1

CERTIFICATION

PURSUANT TO 18 U.S.C. SECTION 1350, AS ADDED BY SECTION 906 OF THE

SARBANES - OXLEY ACT OF 2002

This certification is provided pursuant to 18 U.S.C. Section 1350, as added by Section 906 of the Sarbanes-Oxley Act of 2002 and accompanies the quarterly report on Form 10-Q (the “Form 10-Q”) for the quarter ended September 30, 2026 of Cinemark Holdings, Inc. (the “Issuer”).

I, Sean Gamble, the Chief Executive Officer of Issuer certify that to the best of my knowledge:

(i)
the Form 10-Q fully complies with the requirements of section 13(a) or section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and
(ii)
the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Issuer.

Dated:	November 3, 2026

/s/ Sean Gamble
Sean Gamble
Chief Executive Officer

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.